Exhibit 10.7

Execution Version

First TECHNICAL SUPPLEMENTAL Amendment to THE SENIOR SECURED TERM LOAN CREDIT Agreement

This FIRST TECHNICAL SUPPLEMENTAL Amendment to The SENIOR SECURED TERM LOAN CREDIT Agreement, dated as of June 14, 2019 (this “First Amendment”), is between U.S. WELL SERVICES, LLC, on behalf of the Loan Parties (the “Borrower”) and CLMG CORP. (“CLMG”), as administrative agent (together with its successors and assigns, the “Administrative Agent”) for the Lenders, as acknowledged by each LENDER, and is made with reference to the Senior Secured Term Loan Credit Agreement, dated as of May 7, 2019, among U.S. WELL SERVICES, INC. (“Parent”), USWS HOLDINGS LLC (“Holdings”), the Borrower, the Subsidiary Guarantors, the Lenders, CLMG, as term loan collateral agent (together with its successors and assigns, the “Term Loan Collateral Agent”) for the Term Loan Secured Parties (the “Credit Agreement”). Capitalized terms used herein without definition shall have the meaning assigned to such terms in Section 1.01 to the Credit Agreement, and the interpretive provisions set forth in Section 1.04 to the Credit Agreement shall apply to this First Amendment, mutatis mutandis, as if fully set forth herein.

recitals:

WHEREAS, pursuant to Section 9.01(b) of the Credit Agreement, the Borrower and the Administrative Agent may supplement the Loan Documents to clarify any inconsistency;

WHEREAS, the Borrower hereby requests pursuant to Section 9.01(b) of the Credit Agreement, the Administrative Agent has agreed and each Lender has acknowledged, subject to the conditions precedent set forth herein, to enter into this First Amendment to clarify the date of the first Interest Payment Date; and

NOW, THEREFORE, in consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto agree as follows:

agreement:

SECTION 1.AMENDMENT TO CREDIT AGREEMENT.  Each of the parties hereto agrees to the amendment contained herein.

(a)	The Credit Agreement is amended by deleting the existing definition of “Interest Payment Date” and replacing it in its entirety with the following text:

“Interest Payment Date” means, with respect to any Loan, January 15, 2020 (for interest accrued during the period commencing on the Effective Date and ending December 31, 2019) and the last day of each March, June, September and December thereafter; provided, that, in addition to the foregoing, in each case, each of (x) the date upon which the Loan has been paid in full (y) the Maturity Date, and (z) the Repayment Event, shall be deemed to be an “Interest Payment Date” with respect to any interest that has then accrued under this Agreement.

SECTION 2.Effectiveness. Upon receipt by the Administrative Agent of duly executed copies of this First Amendment by the Borrower, the Administrative Agent and each

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Lender (which may include a copy transmitted by PDF or other electronic method), this First Amendment shall be immediately effective.

SECTION 3.Effect on LOAN Documents.

(a)Reference to Credit Agreement. Upon and after the effectiveness of this First Amendment, each reference in the other Loan Documents to the “Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as modified by this First Amendment.

(b)Effect on Loan Documents. Except as specifically amended by this First Amendment, the Loan Documents shall remain in full force and effect.

(c)Loan Document.  This First Amendment shall constitute a Loan Document under the terms of the Credit Agreement.

(d)Collateral Matters.

(i)The Borrower, on behalf of each Loan Party, (i) acknowledges and agrees that all pledges, grants of security interests and Liens and other obligations under the Term Loan Security Agreement, the Mortgages, each Account Control Agreement, the other Term Loan Collateral Documents and the other Loan Documents to which such Loan Party is a party are reaffirmed and remain in full force and effect on a continuous basis, (ii) reaffirms each Lien granted by such Loan Party to the Administrative Agent and/or Term Loan Collateral Agent for the benefit of the Secured Parties and (iii) acknowledges and agrees that the grants of security interests and Liens by contained in the Term Loan Security Agreement, the Mortgages, each Account Control Agreement and other Term Loan Collateral Documents are, and shall remain, in full force and effect on and after the date hereof.

(ii)Until a Repayment Event has occurred, each Loan Party will promptly upon the written request by any Agent, or any Lender through the Administrative Agent, execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, conveyances, pledge agreements, mortgages, landlord waivers, estoppel and consent agreements of lessors, deeds of trust, trust deeds, assignments, financing statements and continuations thereof, termination statements, notices of assignment, transfers, certificates, assurances and other instruments and amendments, modifications or supplements to any of the foregoing, in each case, as any Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to (i) carry out more effectively the purposes of the Loan Documents, (ii) to the fullest extent permitted by applicable law, subject any Loan Party’s or any of its Subsidiaries’ properties, assets, rights or interests to the Liens now or hereafter intended to be covered by any of the Term Loan Collateral Documents and (iii) perfect and maintain the validity, effectiveness and priority of any of the Term Loan Collateral Documents and any of the Liens intended to be created thereunder.

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(e)No Other Amendment or Waiver. The execution, delivery and performance of this First Amendment shall not constitute a waiver of any other provision of, or operate as a waiver of any other right, power or remedy of any Agent or lender under any of the Loan Documents.

SECTION 4.Governing Law.  This First Amendment and any claims, controversy, dispute or cause of action (whether in contract or tort or otherwise) based upon, arising out of or relating to this First Amendment and the transactions contemplated hereby, including the validity, interpretation, construction, breach, enforcement or termination hereof, shall be governed by, and construed in accordance with, the law of the State of New York.

SECTION 5.COUNTERPARTS.  This First Amendment may be executed by one or more of the parties to this First Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A set of the copies of this First Amendment signed by all the parties shall be maintained by the Administrative Agent. This First Amendment may be executed and delivered by electronic transmission with the same force and effect as if the same was a fully executed and delivered original manual counterpart.

[Signature pages follow]

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IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

U.S. WELL SERVICES, LLC, as Borrower

By: /s/ Kyle O’Neill

Name: Kyle O’Neill

Title: Chief Financial Officer

[Signature page to First Technical Supplemental Amendment to USWS Credit Agreement]

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CLMG CORP., as Administrative Agent

By: /s/ James Erwin

Name: James Erwin

Title: President

[Signature page to First Technical Supplemental Amendment to USWS Credit Agreement]

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Acknowledged:

LNV CORPORATION, as Lender

By: /s/ Jacob Cherner

Name: Jacob Cherner

Title: Executive Vice President

[Signature page to First Technical Supplemental Amendment to USWS Credit Agreement]

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Acknowledged:

LPP MORTGAGE, INC., as Lender

By: /s/ Jacob Cherner

Name: Jacob Cherner

Title: Executive Vice President

[Signature page to First Amendment to USWS Credit Agreement]

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